SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2005

Allied Waste Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

0-19285	88-0228636
(Commission File Number)	(IRS Employer Identification No.)

15880 N. Greenway-Hayden Loop, Suite 100	85260
Scottsdale, Arizona	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (480) 627-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On March 9, 2004, Allied Waste Industries, Inc. announced the consummation of the offering by Allied Waste North America, Inc., its wholly owned subsidiary (“AWNA”), of $600.0 million in aggregate principal amount of 7 1/4% Senior Notes due 2015 (the “Senior Notes”) in a private offering under Rule 144A and Regulation S of the Securities Act. The Senior Notes are governed by the sixteenth supplemental indenture, dated March 9, 2005, among AWNA, Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee. A copy of the sixteenth supplemental indenture is attached as exhibit 1.01. In addition, AWNA, Allied Waste Industries, Inc. and the other guarantors of the Senior Notes entered into a registration rights agreement requiring AWNA and the guarantors to register the Senior Notes and related guarantees under the Securities Act. A copy of the registration rights agreement is attached as exhibit 1.02.

On March 9, 2004, Allied Waste Industries, Inc. also announced the receipt of consents necessary to amend the indentures governing the 7 5/8% Senior Notes due 2006 and 10% Senior Subordinated Notes due 2009 of AWNA. In connection with the receipt of the requisite consents, AWNA, Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee, entered into a supplemental indenture to the subordinated supplemental indenture governing the 10% Senior Subordinated Notes due 2009 and a supplemental indenture to the second supplemental indenture governing the 7 5/8% Senior Notes due 2006. A copy of both supplemental indentures are attached as exhibits 1.03 and 1.04, respectively.

Item 8.01 Other Events

On March 9, 2005, Allied Waste Industries, Inc. announced the closing of its previously announced refinancing transactions and the receipt of consents necessary to amend the indentures governing the 7 5/8% Senior Notes due 2006 and 10% Senior Subordinated Notes 2009 of AWNA. A copy of the press release is attached as exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
1.01	Sixteenth Supplemental Indenture governing the 7 1/4% Senior Notes due 2015, dated March 9, 2005, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee.

1.02	Registration Rights Agreement, dated as of March 9, 2005, by and among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and the initial purchasers of the 7 1/4% Senior Notes due 2015.

1.03	Supplemental indenture to the subordinated supplemental indenture, dated March 9, 2005, among Allied Waste North America, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.

1.04	Supplemental indenture to the second supplemental indenture, dated March 9, 2005, among Allied Waste North America, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.

99.1	Press Release.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 8, 2005

ALLIED WASTE INDUSTRIES, INC.

By: /s/ PETER S. HATHAWAY

Peter S. Hathaway
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.01	Sixteenth Supplemental Indenture governing the 7 1/4% Senior Notes due 2015, dated March 9, 2005, among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association as Trustee.

1.02	Registration Rights Agreement, dated as of March 9, 2005, by and among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and the initial purchasers of the 7 1/4% Senior Notes due 2015.

1.03	Supplemental indenture to the subordinated supplemental indenture, dated March 9, 2005, among Allied Waste North America, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.

1.04	Supplemental indenture to the second supplemental indenture, dated March 9, 2005, among Allied Waste North America, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.

99.1	Press Release.